OAK VALUE TRUST

Oak Value Fund

Supplement dated July 12, 2010
to the Prospectus dated November 1, 2009

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

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On June 18, 2010, the Board of Trustees (the “Board) of the Oak Value Trust approved the reorganization of the Oak Value Fund (the “Fund”) into RS Capital Appreciation Fund, a new series of RS Investment Trust, with substantially similar investment objective and principal investment strategies to those of the Fund.  The reorganization of the Fund is subject to shareholder approval.  If you are a shareholder of record as of July 9, 2010 (the “Record Date”), you will be eligible to vote at a Special Meeting of Shareholders.  If you become a shareholder after the Record Date, you will not be eligible to vote at the Special Meeting.  All shareholders of record as of the Record Date will receive a prospectus/proxy statement describing the proposed reorganization’s terms in detail.  This Special Meeting is expected to take place on or about August 31, 2010.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE